                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-23108                     Not required
      --------                       -------                     ------------
(State of organization)       (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)
c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19720
--------------------                                                    -----
(Address of principal                                                 (Zip Code)
executive offices)

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT:


                                                           Name of each exchange
Title of each class                                        on which each class
to be so registered                                        is to be registered
-------------------                                        ---------------------
       None                                                         None


                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(g) OF THE ACT:


        Series 2002-2 5.15% Class A Credit Card Pass-Through Certificates Series 2002-2 5.45% Class B Credit Card Pass-Through Certificates
        -----------------------------------------------------------------
                                (Title of Class)



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Item 1.    Description of Registrant's Securities to be Registered.

                  Item 1 incorporates by reference "The Certificates" on pages 17 to 32 of the Prospectus dated April 17, 2002 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-57556) and "The Certificates" on pages S-30 to S-43 of the Prospectus Supplement dated April 17, 2002 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-57556).

Item 2.    Exhibits

                  Exhibit 4.1(a) Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Registration Statement on
                                            Form S-1 (Registration No.
                                            33-71502), filed on November 10,
                                            1993).

                  Exhibit 4.1(b) First Amendment to Pooling and Servicing Agreement, dated as of August 15, 1994, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.4 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated August 1, 1995 and filed
                                            on August 10, 1995, File No.
                                            0-23108).

                  Exhibit 4.1(c) Second Amendment to Pooling and Servicing Agreement, dated as of February 29, 1996, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.4 of Discover Card Master
                                            Trust I's Current Report on Form
                                            8-K, dated April 30, 1996 and filed
                                            on May 1, 1996, File No. 0-23108).

                  Exhibit 4.1(d) Third Amendment to Pooling and Servicing Agreement, dated as of March 30, 1998, between Discover Bank

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                                            (formerly Greenwood Trust
                                            Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1(d) of Discover Card
                                            Master Trust I's Registration
                                            Statement on Form 8-A filed April
                                            13, 1998, File No. 0-23108).

                  Exhibit 4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Current Report on Form 8-K
                                            dated November 30, 1998, File No.
                                            0-23108).

                  Exhibit 4.1(f) Fifth Amendment to Pooling and Servicing Agreement, dated as of March 30, 2001, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer,
                                            Servicer and Seller and U.S. Bank
                                            National Association (formerly First
                                            Bank National Association, successor
                                            trustee to Bank of America Illinois,
                                            formerly Continental Bank, National
                                            Association) as Trustee
                                            (incorporated by reference to
                                            Exhibit 4.1 of Discover Card Master
                                            Trust I's Current Report on Form 8-K
                                            dated March 30, 2001, File No.
                                            0-23108).

                  Exhibit 4.2 Series Supplement, dated as of April 25, 2002, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 2002-2, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated April 25, 2002).

                  Exhibit 99.1 Prospectus Supplement dated April 17, 2002 and Prospectus dated April 17, 2002 with respect to the 5.15% Class A Credit Card Pass-Through Certificates and the 5.45% Class B Credit Card Pass-Through
                                            Certificates of Discover Card Master
                                            Trust I, Series 2002-2.

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                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  Discover Card Master Trust I
                                                  (Registrant)

                                                   By: Discover Bank
                                                       (Originator of the Trust)


Dated: April 25, 2002                              By: /s/ Michael F. Rickert
                                                       ----------------------
                                                       Michael F. Rickert
                                                       Vice President, Chief
                                                       Accounting Officer
                                                       and Treasurer

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                                  EXHIBIT INDEX
                                  -------------

    Exhibit No.                                                            Page
    -----------                                                            ----

      4.1(a)        Pooling and Servicing Agreement, dated as of            ---
                    October 1, 1993, between Discover Bank
                    (formerly Greenwood Trust Company) as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association (formerly First Bank
                    National Association, successor trustee to
                    Bank of America Illinois, formerly
                    Continental Bank, National Association) as
                    Trustee (incorporated by reference to Exhibit
                    4.1 of Discover Card Master Trust I's
                    Registration Statement on Form S-1
                    (Registration No. 33-71502), filed on
                    November 10, 1993).

      4.1(b)        First Amendment to Pooling and Servicing                ---
                    Agreement, dated as of August 15, 1994,
                    between Discover Bank (formerly Greenwood
                    Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association
                    (formerly First Bank National Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card
                    Master Trust I's Current Report on Form 8-K, dated August 1, 1995 and filed on August 10,
                    1995, File No. 0-23108).

      4.1(c)        Second Amendment to Pooling and Servicing               ---
                    Agreement, dated as of February 29, 1996, between Discover Bank (formerly Greenwood
                    Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association
                    (formerly First Bank National Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card
                    Master Trust I's Current Report on Form 8-K, dated April 30, 1996 and filed on May 1,
                    1996, File No. 0-23108).

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      4.1(d)        Third Amendment to Pooling and Servicing                ---
                    Agreement, dated as of March 30, 1998,
                    between Discover Bank (formerly Greenwood
                    Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association
                    (formerly First Bank National Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.1(d) of Discover Card
                    Master Trust I's Registration Statement on
                    Form 8-A filed April 13, 1998, File No.
                    0-23108).

      4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K dated November 30, 1998, File No. 0-23108).

      4.1(f) Fifth Amendment to Pooling and Servicing Agreement, dated as of March 30, 2001, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K dated March 30, 2001, File No. 0-23108).

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        4.2         Series Supplement, dated as of April 25,
                    2002, between Discover Bank as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association as Trustee, with respect to Series 2002-2, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated April 25, 2002).

       99.1 Prospectus Supplement dated April 17, 2002 and Prospectus dated April 17, 2002 with respect to the 5.15% Class A Credit Card Pass-Through Certificates and the 5.45% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2002-2.


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